UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2022

LEMONADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39367	32-0469673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Crosby Street, 3rd Floor
New York, NY 10013
(Address of principal executive offices) (Zip Code)
(844) 733-8666
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LMND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2022, in order to achieve an equal balance of membership among the classes of directors, the Board of Directors of Lemonade, Inc. (the "Company") determined to move Mwashuma Nyatta from Class II with a term expiring at the 2025 Annual Meeting of Stockholders to Class I with a term expiring at the 2024 Annual Meeting of Stockholders. Accordingly, on the same date, Mr. Nyatta, who was a Class II director, resigned as a director and was immediately elected by the Board as Class I director. The resignation and re-election of Mr. Nyatta was effected solely to rebalance the Board's classes and, for all other purposes, including compensation. Mr. Nyatta's service on the Board is deemed to have continued uninterrupted. The Board now consists of two Class I directors, two Class II directors and two Class III directors. The current Class I Directors are now Daniel Schreiber and Mwashuma Nyatta; the current Class II Directors are Shai Wininger and Irina Novoselsky; and the current Class III Directors are Michael Eisenberg and Silvija Martincevic.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2022, the Company held its annual meeting of stockholders (the “Meeting”). Present at the Meeting online or represented by proxy were holders of 40,232,622 shares of common stock of the Company, representing 65.18% of the voting power of the shares of common stock of the Company as of the close of business on April 14, 2022, the record date for the Meeting. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022.

Item 1.	Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Shai Wininger	24,318,373	1,716,763	14,197,486
Irina Novoselsky	24,215,966	1,819,170	14,197,486
Mwashuma Nyatta	24,279,276	1,755,860	14,197,486

Based on the foregoing votes, each of Shai Wininger, Irina Novoselsky and Mwashuma Nyatta was elected to serve until the 2025 annual meeting of stockholders and until his or her successor was elected and qualified. See Item 5.02 regarding the current class structure.

Item 2.	Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,715,442	364,556	152,624	—

Based on the foregoing votes, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Item 3.	Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers

Votes for 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained	Broker Non-Votes
25,848,452	49,440	69,547	67,697	14,197,486

Based on the foregoing votes, the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results and consistent with the Board of Directors’ recommendation, once an advisory vote on the compensation of the Company’s named executive officers is required to be held, the Board of Directors has determined to hold such advisory vote every year until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

Item 8.01.	Other Events

On November 8, 2021, the Company entered into a definitive agreement (“Metromile Agreement”) to acquire Metromile, Inc. (“Metromile"). Pursuant to the terms of the Metromile Agreement, the Company will acquire 100% of the equity of Metromile, through an all-stock transaction based upon the conversion ratio of 19 shares of Metromile for 1 share of the Company. The Company has received approval from the Department of Justice under the Hart-Scott-Rodino Act and is awaiting other required regulatory approvals. The transaction is now expected to close early in the third quarter of 2022, subject to customary closing conditions and receipt of the foregoing approvals.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the anticipated closing of the Metromile acquisition and receipt of regulatory approvals in connection therewith. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, the ability to obtain required regulatory approvals at all or in a timely manner; any litigation related to the proposed transaction; disruption of Metromile’s or Lemonade’s current plans and operations as a result of the proposed transaction; the ability of Metromile or Lemonade to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of Lemonade to successfully integrate Metromile’s operations, product lines and technology; the ability of Lemonade to implement its plans, forecasts and other expectations with respect to Metromile’s business after the completion of the transaction and realize additional opportunities for growth and innovation; the ability of Lemonade to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with Lemonade’s and Metromile’s respective employees, customers, other business partners and governmental authorities; and the other risks, uncertainties and important factors contained and identiﬁed; and our inability to predict the lasting impacts of COVID-19 to our business in particular, and the global economy generally. These and other important factors are discussed under the caption “Risk Factors” in our Form 10-K ﬁled with the SEC on March 1, 2022 and in our other ﬁlings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s beliefs as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMONADE, INC.

Date: June 14, 2022	By:	/s/ Daniel Schreiber
Daniel Schreiber
Chief Executive Officer